UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 28, 2025
COASTAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	001-38589	56-2392007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5415 Evergreen Way, Everett, Washington 98203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:  (425) 257-9000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	CCB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⃞

Item 5.07	Submission of Matters to a Vote of Security Holders.

Coastal Financial Corporation (the "Company") held its 2025 annual meeting of shareholders (the "Annual Meeting") on May 28, 2025. Present at the Annual Meeting in person or by proxy were holders of 12,458,152 shares of Company common stock representing approximately 83% of the voting power of the shares of common stock of the Company as of the close of business on March 19, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The final results for each of the matters submitted to a vote of the shareholders at the Annual Meeting are as follows:

1.The following individuals were elected as directors of the Company. Christopher D. Adams, Stephan Klee and Thomas D. Lane to the class of Directors to serve for a term of three years until the 2028 annual meeting of shareholders and Steven D. Hovde to the class of Directors to serve for a term of one year until the 2026 annual meeting of shareholders, or until their successors are elected and qualified, by the following vote:

Director nominees	For	Withheld	Broker Non-Votes
Christopher D. Adams	9,970,422	1,558,528	929,202
Steven D. Hovde	10,956,805	572,145	929,202
Stephan Klee	10,947,870	581,080	929,202
Thomas D. Lane	7,153,933	4,375,017	929,202

2.The advisory non-binding vote on executive compensation paid to our named executive officers was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
10,872,569	616,149	40,232

There were 929,202 broker non-votes on the proposal.

3.The Second Amendment to the Coastal Financial Corporation 2018 Omnibus Incentive Plan, including an increase in the number of authorized shares under the 2018 Plan was approved by the following vote:

FOR	AGAINST	ABSTAIN
8,768,836	2,640,361	119,753

There were 929,202 broker non-votes on the proposal.

4.The the Amended and Restated Bylaws of Coastal Financial Corporation was approved by the following vote:

FOR	AGAINST	ABSTAIN
11,522,583	1,289	5,079

There were 929,201 broker non-votes on the proposal.

5.The selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
12,428,380	28,733	1,039

There were no broker non-votes on the proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION

Date: May 29, 2024	By:	/s/ Joel G. Edwards
Joel G. Edwards
Executive Vice President and Chief Financial Officer